VALERO

May 8, 2013

CoreTerra Operating, LLC
17304 Preston Road
Suite 700
Dallas, TX 75252

Attn: Andy Westmoreland

RE: Valero #09-0032 #80000353 Amendment 6

Dear Sir,

Reference is made to the above captioned agreement and subsequent amendments thereto, if any, covering the above referenced contract

It is hereby mutually agreed that said agreement shall be amended to add the following lease to the Exhibit "A" of the above referenced agreement:

VENTURE#	LEASE NAME	LEGAL DESCRIPTION	COUNTY/STATE	PRICE	EFFECTIVE DATE
509989	BELL #15, 16	SEC 134, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15	2/1/2013
510053	LJL FARM #224	SEC 137, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15	4/1/2013

For your convenience, attached please find an updated Exhibit "A" for this Agreement.

Except as hereinabove provided, all terms and conditions of said agreement and amendments thereto, if any, shall remain in full force and effect.

If the revision reflects your understanding of our agreement, please so indicate by signing in the space provided below and returning one (1) copy to this office.

Yours Truly,

Valero Marketing and Supply Company

Accepted and agreed to this 24 day of May 2013

CORETERRA OPERATING, LLC

BY: [signature]

TITLE: Managing Partner

EXHIBIT "A"
CORETERRA OPERATING, LLC
VALERO #09-0032
#80000353

LEASE ID	VENTURE#	LEASE NAME	LEGAL DESCRIPTION	COUNTY/STATE	PRICE
960012252	504968	ENSERCH	SEC 21, BLK 4, J C SHORT SRVY	CARSON/TX	Valero TX Pan, 40g, EDQ, + $0.15
960001633	501803	MAGIC	SEC 100, BLK 4, I&GN SRVY	CARSON/TX	Valero TX Pan, 40g, EDQ, + $0.15
960001632	501802	WAB-EVELYN	SEC 100, BLK 4, I&GN SRVY	CARSON/TX	Valero TX Pan, 40g, EDQ, + $0.15
NA	509295	BELL #2, 3, 4, 5	SEC 134, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
NA	509296	BELL #6, 7, 8, 9	SEC 134, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
NA	509295	BELL #10, 11, 12, 13, 14	SEC 134, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
NA	509989	BELL #15, 16	SEC 134, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
960001263	501722	BROWN A	SEC 128, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
901256001	500653	COBB, T B	SEC 165, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
960000506	501360	HEASTON UNIT	SEC 164, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
960000575	501387	HEASTON UNIT #3 (10 YR EXEMPT)	SEC 164, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
960001105	501648	JACKSON	SEC 138, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
901969001	500741	KINZER, W G	SEC 148, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
903408001	501101	LEOPOLD A	SEC 141, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
902021001	500758	LEOPOLD B	SEC 141, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
960000574	501386	LEOPOLD B #7	SEC 141, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
902020001	500757	LEOPOLD C	SEC 141, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
NA	510053	LJL FARM #224	SEC 137, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
960007019	503037	LJL FARMS TRACT #1	SEC 137, 152, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
960007020	503038	LJL FARMS TRACT #2	SEC 137, 152, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
960007021	503039	LJL FARMS TRACT #3	SEC 137, 152, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
960007022	503040	LJL FARMS TRACT #4	SEC 137, 152, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
960007139	503093	MEERS C	SEC 106, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
960008765	503690	SAUNDERS B (00374)	SEC 4, BLK 1, BS&F SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
960012253	504969	SHORT	SEC 15, BLK 5, J C SHORT SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
903412001	NA	SKOOG	SEC 141, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
903413001	NA	SKOOG A	SEC 141, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
960007623	503303	WALBERG	SEC 33, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15
903406001	501100	WALL, J J	SEC 162, BLK 3, I&GN SRVY	GRAY/TX	Valero TX Pan, 40g, EDQ, + $0.15